SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 18, 1997

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                              UNITED GROCERS, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     2-60487
                              (Commission File No.)

                                   93-0301970
                        (IRS Employer Identification No.)

         6433 S.E. Lake Road (Milwaukie, Oregon)
         Post Office Box 22187                                       97222
         Portland, Oregon                                         (Zip Code)
         (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (503) 833-1000





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Item 5. Other Events

               On April 18, 1997, United Grocers, Inc. announced that its Chief Executive Officer, Alan C. Jones, had decided to take early retirement. A press release relating to such announcement is attached as an exhibit to this report and is incorporated herein by reference.


Item 7. Financial Statements, Proforma Financial Information, and Exhibits

               (c) Exhibits.

               The exhibits filed herewith are listed in the exhibit index following the signature page of this report.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNITED GROCERS, INC.


Dated:  April 28, 1997           By:  /s/ John W. White
                                      John W. White
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


      99 Press release announcing early retirement of Chief Executive Officer.